UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06068

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2008

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein Fixed Income Shares, Inc.

Prime STIF Portfolio

Government STIF Portfolio

October 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund’s current prospectus, which contains further information about the Fund.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007		Ending Account Value October 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Prime STIF Portfolio	$ 1,000	$ 1,000	$ 1,026.58	$ 1,024.99	$ 0.15	$ 0.15
*	Expenses are equal to the classes’ annualized expense ratio of 0.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

	Beginning Account Value May 1, 2007		Ending Account Value October 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Government STIF Portfolio	$1,000	$1,000	$1,025.89	$1,024.94	$0.20	$0.20
*	Expenses are equal to the classes’ annualized expense ratio of 0.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	1

Fund Expenses

PRIME STIF PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2007 (unaudited)

	Yield	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 100.0%
Commercial Paper – 46.4%
A.I.G. 11/20/07	4.78%	$35,000	$34,912,072
Abbott 11/08/07(a)	4.69%	15,615	15,600,791
American Express 11/26/07	4.73%	21,400	21,330,004
Bank Of Montreal 11/05/07	5.70%	13,000	12,991,846
Banque Et Caisse Epargne 11/08/07	4.65%	35,000	34,968,422
Calyon North America, Inc. 11/09/07	4.66%	41,000	40,957,633
CBA Del Finance Inc. 2/04/08	5.13%	12,600	12,432,420
Citigroup Funding Inc. 11/01/07	4.80%	18,900	18,900,000
Deutsche Bank 12/13/07	4.92%	15,000	14,914,600
Dexia Delaware 12/06/07	5.06%	15,050	14,976,548
Fortis 11/19/07(a)	4.80%	19,000	18,954,590
Glaxosmithkline Finance PLC 12/18/07(a)	4.80%	10,300	10,236,126
Goldman Sachs 11/05/07	4.68%	21,000	20,989,104
Hbos Treasury Services PLC 11/06/07	5.75%	25,000	24,980,243
HSBC Finance Corp. 11/15/07	4.82%	20,000	19,962,667
1/14/08	5.01%	15,000	14,847,375
Ing US Funding LLC 1/10/08	5.12%	12,600	12,476,275
JP Morgan Chase & Co. 12/11/07	5.01%	26,000	25,856,422
Lloyds 2/19/08	4.96%	15,000	14,776,333
Merril Lynch & Co. 1/08/08	4.94%	15,000	14,861,733
Metlife Inc. 11/16/07(a)	5.04%	11,000	10,977,083
Private Exp Funding 2/07/08(a)	4.80%	12,300	12,141,959
Society Generale 1/31/08	5.00%	15,000	14,813,071

2	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Portfolio of Investments

	Yield	Principal Amount (000)	U.S. $ Value

State Street Corp. 11/14/07	4.82%	$20,000	$19,965,189
12/14/07	4.89%	15,000	14,913,104
Toronto Dominion Holdings USA Inc. 11/19/07(a)	5.05%	11,300	11,271,637
Toyota Motor 11/09/07	4.81%	22,000	21,976,582
Wells Fargo Corp 11/01/07	4.65%	35,000	35,000,000

			540,983,829

Repurchase Agreements – 26.6%
Barclays Bank, 4.60%, dated 10/31/07 due 11/01/07 in the amount of $65,008,306 (collateralized by $65,164,000, FHLMC & FNMA 2.75% to 5.50, due 3/15/08 to 11/17/16, value $66,300,592)		65,000	65,000,000
Greenwich Capital, 4.78%, dated 10/29/07 due 11/05/07 in the amount of $95,088,297 (collateralized by $93,740,000 FNMA, FHLB, FHLC 4.625% to 5.75%, due 3/15/09 to 10/15/13, value $96,901,003)		95,000	95,000,000
Lehman Brothers, 4.50%, date 10/29/07 due 11/01/07 in the amount of $55,021,863 (collateralized by $42,935,000 Tenn Valley Auth, 7.125%, due 5/01/30, value $56,073,842)		55,000	55,000,000
Morgan Stanley, 4.80%, dated 10/29/07 due 11/05/07 in the amount of $95,088,667 (collateralized by $97,582,000 FHDN, 0.00%, due 11/23/07 to 1/11/08, value $96,916,563)		95,000	95,000,000

			310,000,000

U.S. Government & Government Sponsored Agency Obligations – 11.8%
Fannie Mae Discount Notes 11/28/07	4.70%	36,000	35,873,910
Federal Farm Credit Discount Notes 11/01/07	4.37%	29,555	29,555,000

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	3

Portfolio of Investments

	Yield	Principal Amount (000)	U.S. $ Value

Federal Home Loan Bank Discount Notes 11/01/07	4.40%	$50,000	$50,000,000
11/02/07	4.70%	22,000	21,997,137

			137,426,047

Time Deposit – 9.2%
Royal Bank of Canada 11/01/07	4.63%	50,000	50,000,000
Society Generale 11/01/07	4.50%	18,900	18,900,000
Suntrust Bank 11/01/07	4.50%	38,000	38,000,000

			106,900,000

Corporates - Investment Grades – 4.7%
Financial Institutions – 4.7%
Banking – 1.7%
World Savings Bank FSB Series bknt 6/20/08(b)	5.06%	20,000	20,009,952

Finance – 3.0%
General Electric Capital Corp. 4/11/08(b)	5.17%	15,000	15,004,906
K2 USA LLC 1/22/08(a)(b)	4.98%	20,000	19,999,982

			35,004,888

			55,014,840

Certificate of Deposit – 1.3%
Regions Bank 12/17/07	4.90%	15,200	15,200,000

Total Investments – 100.0% (cost $1,165,524,716)			1,165,524,716
Other assets less liabilities – 0.0%			274,135

Net Assets – 100.0%			$1,165,798,851

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate market value of these securities amounted to $99,182,168 or 8.5% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2007.

Glossary:

FCDN	– Federal Farm Credit Discount Note
FHDN	– Federal Home Loan Discount Note
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corporation
FNMA	– Federal National Mortgage Association

See notes to financial statements.

4	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Portfolio of Investments

GOVERNMENT STIF PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2007 (unaudited)

	Yield	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 100.0%
U.S. Government & Government Sponsored Agency Obligations – 52.7%
Federal Farm Credit Discount Notes 11/01/07-11/06/07	4.37%	$60,000	$59,978,757
11/01/07	4.38%	35,000	35,000,000
11/01/07	4.40%	40,000	40,000,000
Federal Home Loan Bank Discount Notes
11/01/07	4.40%	30,000	30,000,000
11/29/07	4.45%	8,400	8,371,057
11/16/07	4.63%	25,000	24,952,083
11/28/07	4.64%	16,509	16,452,044
11/01/07-11/14/07	4.65%	40,000	39,966,561
12/07/07	4.68%	26,477	26,354,147
11/07/07	4.71%	25,000	24,980,458
12/10/07	4.77%	15,000	14,923,463
Federal Home Loan Mortgage Corp. Discount Notes
11/01/07	4.40%	50,000	50,000,000
11/30/07	4.60%	15,000	14,944,900
11/05/07	4.65%	25,000	24,987,167
11/19/07	4.76%	15,570	15,533,255
12/03/07	4.97%	15,000	14,934,533
Federal National Mortgage Association Discount Notes
12/05/07	4.48%	9,000	8,962,090
11/07/07	4.51%	10,000	9,992,500
12/26/07	4.65%	20,000	19,859,445
11/29/07	4.67%	25,000	24,909,778
11/21/07	4.96%	25,000	24,931,944

			530,034,182

Repurchase Agreements – 47.3%
ABN AMRO, 4.55%, dated 10/31/07 due 11/01/07 in the amount of $45,005,688 (collateralized by $51,663,059 FNMA, 4.335%, due 6/01/36, value $45,900,000)		45,000	45,000,000
Bank of America, 4.58%, date 10/25/07 due 11/06/07 in the amount of $30,045,800 (collateralized by $31,803,000, FNMA, 0.00%, due 9/26/08, value $30,600,847)		30,000	30,000,000

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	5

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Barclays Bank, 4.60%, dated 10/31/07 due 11/01/07 in the amount of $37,104,699 (collateralized by $38,101,000 U.S. Treasury, 0.00%, due 1/3/08, value $37,842,675)	$37,100	$37,100,000
Credit Suisse, 4.50%, date 10/31/07 due 11/01/07 in the amount of $85,010,625 (collateralized by $74,225,000, U.S. Treasury, 6.00%, due 2/15/26, value $86,702,541)	85,000	85,000,000
Deutsche Bank, 4.50%, dated 10/25/07 due 11/02/07 in the amount of $33,033,000 (collateralized by $33,485,000, FHLB & FNMA, 5.00% to 5.48%, due 10/02/09 to 9/29/14, value $33,664,889)	33,000	33,000,000
Goldman Sachs, 4.50%, dated 10/29/07 due 11/05/07 in the amount of $42,036,750 (collateralized by $36,487,000, U.S. Treasury, 12.50%, due 8/15/14, value $42,840,295)	42,000	42,000,000
Greenwich Capital, 4.78%, dated 10/29/07 due 11/05/07 in the amount of $40,037,178 (collateralized by $40,207,000, FHLMC & FNMA, 4.625% to 5.00%, due 6/11/09 to 10/15/13, value $40,800,660)	40,000	40,000,000
HSBC Bank, 4.45%, date 10/31/07 due 11/01/07 in the amount of $45,005,563 (collateralized by $45,620,000 FCDN & FHLB, 0.00% to 5.50%, due 11/01/07 to 10/19/16, value $45,903,456)	45,000	45,000,000
Lehman Brothers, 4.50%, date 10/29/07 due 11/06/07 in the amount of $42,036,750 (collateralized by $32,785,000 Tenn Valley Auth, 7.125%, due 5/01/30, value $42,817,769)	42,000	42,000,000

6	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Merrill Lynch, 4.67%, dated 10/26/07 due 11/2/07 in the amount of $36,032,690 (collateralized by $35,965,000 FNMA & FHLMC, 5.315% to 5.375, due 6/05/09 to 5/5/09, value $36,723,520)	$36,000	$36,000,000
Morgan Stanley, 4.80%, dated 10/29/07 due 11/05/07 in the amount of $40,037,333 (collateralized by $41,030,000 FHLMC, 3.85% to 6.125%, due 7/08/10 to 6/01/22, value $41,470,365)	40,000	40,000,000

		475,100,000

Total Investments – 100.0% (cost $1,005,134,182)		1,005,134,182
Other assets less liabilities – 0.0%		205,295

Net Assets – 100.0%		$1,005,339,477

Glossary:

FCDN	– Federal Farm Credit Discount Note
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corporation
FNMA	– Federal National Mortgage Association

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	7

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2007 (unaudited)

	Prime STIF Portfolio		Government STIF Portfolio
Assets
Investments in securities, at value (cost $1,165,524,716 and $1,005,134,182, respectively)	$1,165,524,716		$1,005,134,182
Cash	108,751		159,728
Interest receivable	249,623		168,436

Total assets	1,165,883,090		1,005,462,346

Liabilities
Administrative fee payable	22,481		28,920
Audit fee payable	19,120		19,163
Custody fee payable	16,766		35,253
Legal fee payable	11,214		14,554
Printing fee payable	7,496		7,576
Registration fee payable	6,424		1,135
Transfer Agent fee payable	738		1,164
Accrued expenses	– 0	–	15,104

Total liabilities	84,239		122,869

Net Assets	$1,165,798,851		$1,005,339,477

Composition of Net Assets
Capital stock, at par	$582,900		$502,670
Additional paid-in capital	1,165,217,541		1,004,837,227
Accumulated net realized loss on investment transactions	(1,590)		(420)

Net Assets	$1,165,798,851		$1,005,339,477

Capital stock outstanding—32.5 billion shares authorized per portfolio, $0.0005 par value	1,165,800,441		1,005,339,897

Net Asset Value per share	$1.00		$1.00

See notes to financial statements.

8	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2007 (unaudited)

	Prime STIF Portfolio	Government STIF Portfolio
Investment Income
Interest	$26,082,336	$26,433,410

Expenses
Custodian	60,047	80,432
Legal	27,075	31,944
Administrative	24,560	23,920
Audit	18,851	18,800
Directors’ fees	8,505	8,960
Registration fees	4,896	7,920
Printing	2,576	2,576
Transfer agency	1,070	1,152
Miscellaneous	8,501	10,288

Total expenses	156,081	185,992

Net investment income	25,926,255	26,247,418

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions	(1,546)	– 0	–

Net Increase in Net Assets from Operations	$25,924,709	$26,247,418

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	9

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Prime STIF Portfolio
	Six Months Ended October 31, 2007 (unaudited)	December 4, 2006(a) to April 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,926,255	$9,493,591
Net realized loss on investment transactions	(1,546)	(44)

Net increase in net assets from operations	25,924,709	9,493,547
Dividends to Shareholders from
Net investment income	(25,926,255)	(9,493,591)
Capital stock transactions
Net increase	406,102,725	759,697,716

Total increase	406,101,179	759,697,672
Net Assets
Beginning of period	759,697,672	– 0	–

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,165,798,851	$759,697,672

(a)	Commencement of operations.

See notes to financial statements.

10	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Statement of Changes in Net Assets

	Government STIF Portfolio
	Six Months Ended October 31, 2007 (unaudited)		December 13, 2006(a) to April 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,247,418		$16,900,501
Net realized gain (loss) on investment transactions	– 0	–	(420)

Net increase in net assets from operations	26,247,418		16,900,081
Dividends to Shareholders from
Net investment income	(26,247,418)		(16,900,501)
Capital stock transactions
Net increase (decrease)	(141,894,888)		1,147,234,785

Total increase (decrease)	(141,894,888)		1,147,234,365
Net Assets
Beginning of period	1,147,234,365		– 0	–

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,005,339,477		$1,147,234,365

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	11

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund operates as a series company currently consisting of the Prime STIF and the Government STIF Portfolios (“Short-Term Investment fund”) (collectively, the “Portfolios”) which commenced operations on December 4, 2006 and December 13, 2006, respectively. The investment objective of each portfolio is maximum current income to the extent consistent with safety of principal and liquidity. Each Portfolio offers one class of shares exclusively to institutional clients of AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Portfolios invest are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

The Portfolios declare dividends daily from net investment income paid daily. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

5. Expenses

Expenses of the Fund are charged to each Portfolio in proportion to net assets.

12	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Notes to Financial Statements

6. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund’s Board of Directors. Pursuant to the Advisory Agreement, the Adviser provides certain legal and accounting services for the Fund for which the Adviser may be reimbursed at cost by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $353 for Prime STIF Portfolio and $426 for Government STIF Portfolio for the six months ended October 31, 2007.

NOTE C

Investment Transactions, Income Taxes and Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended April 30, 2007 were as follows:

Prime STIF	2007
Distributions paid from:
Ordinary income	$9,493,591

Total taxable distributions	9,493,591

Total distributions paid	$9,493,591

Government STIF
Distributions paid from:
Ordinary income	$16,900,501

Total taxable distributions	16,900,501

Total distributions paid	$16,900,501

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	13

Notes to Financial Statements

As of April 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Prime STIF		Government STIF
Accumulated Capital and Other Gains (Losses)	$ (44	)(a)	$ (420	)(a)

Total Accumulated Earnings/(Deficit)	$ (44)		$ (420)

(a)

On April 30, 2007, the Prime STIF and Government STIF portfolios had net capital loss carryforwards of $44 and $420, respectively which will expire in the year 2015. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

NOTE D

Capital Stock

Each class consists of 32,500,000,000 authorized shares. Transactions, all at $1.00 per share, were as follows:

	Shares
	Six Months Ended October 31, 2007 (unaudited)	December 4, 2006(a) to April 30, 2007

Prime STIF Portfolio
Shares sold	3,979,426,424	2,751,939,869

Shares issued in reinvestment of dividends	25,926,255	9,493,591

Shares redeemed	(3,599,249,954)	(2,001,735,744)

Net increase	406,102,725	759,697,716

	Shares
	Six Months Ended October 31, 2007 (unaudited)	December 13, 2006(a) to April 30, 2007

Government STIF Portfolio
Shares sold	7,450,787,578	5,692,536,473

Shares issued in reinvestment of dividends	26,247,418	16,900,501

Shares redeemed	(7,618,929,884)	(4,562,202,189)

Net increase (decrease)	(141,894,888)	1,147,234,785

(a)	Commencement of operations

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — The Portfolios’ primary risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios’ yield as the securities mature or are sold and the Portfolios purchase new short-term securities with a lower yield.

14	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Notes to Financial Statements

Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment. Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE F

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	15

Notes to Financial Statements

actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE G

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years

16	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Notes to Financial Statements

beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On October 31, 2007, the Portfolios implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes,” and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	17

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Prime STIF Portfolio
	Six Months Ended October 31, 2007 (unaudited)		December 4, 2006,(a) to April 30, 2007
Net asset value, beginning of period	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.03		.02
Net realized and unrealized loss on investment transactions(c)	– 0	–	– 0	–

Net increase in net asset value from operations	.03		.02

Dividends from net investment income	(.03)		(.02)

Net asset value, end of period	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(d)	2.66%		2.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,165,799		$759,698
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.03%		.10%
Expenses, before waivers/reimbursements(e)	.03%		.11%
Net investment income(e)	5.25%		5.25%

See footnote summary on page 19.

18	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Government STIF Portfolio
	Six Months Ended October 31, 2007 (unaudited)		December 13, 2006,(a) to April 30, 2007
Net asset value, beginning of period	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.03		.02
Net realized and unrealized loss on investment transactions(c)	– 0	–	– 0	–

Net increase in net asset value from operations	.03		.02

Dividends from net investment income	(.03)		(.02)

Net asset value, end of period	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(d)	2.59%		1.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,005,339		$1,147,235
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.04%		.06%
Expenses, before waivers/reimbursements(e)	.04%		.07%
Net investment income(e)	5.10%		5.14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	19

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Jason Moshos, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc. 1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

20	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) with respect to AllianceBernstein Government STIF Portfolio and AllianceBernstein Prime STIF Portfolio of (each a “Portfolio” and collectively the “Portfolios”), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General.2 The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

ADVISORY FEES AND EXPENSE REIMBURSEMENTS & RATIOS

The Portfolios are not charged a fee by the Adviser for advisory services. The Portfolios are meant to provide an investment option to institutional clients of the Adviser, including most of the AllianceBernstein Mutual Funds, for short-term investment of uninvested cash. The Portfolios are intended to offer clients competitive short-term returns and enable the Adviser to deliver more consistent and predictable returns while reducing expenses for clients. The Adviser will be

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Portfolios do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	21

indirectly compensated for its services to these Portfolios by compensation the Adviser receives from institutional clients that invest in the Portfolios.

The Portfolios’ net assets on September 30, 2007 are set forth below:

Portfolio	Net Assets ($MM)
Government STIF Portfolio	$810.4
Prime STIF Portfolio	$630.2

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolios. During the most recently completed fiscal year, the Adviser was entitled to receive the amounts set forth below from the Portfolios but waived the amounts in its entirety:

Portfolio	Amount	As a % of Average Daily Net Assets
Government STIF Portfolio	$26,000	0.006%
Prime STIF Portfolio	$26,667	0.003%

Set forth below are the total expense ratios of the Portfolios, annualized for the most recent semi-annual period:

Portfolio	Total Expense Ratio	Fiscal Year
Government STIF Portfolio	0.07%	April 30
Prime STIF Portfolio	0.11%	April 30

I.  MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed by the Portfolios for a portion of these expenses. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if

22	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to an institutional account that has a somewhat similar investment style as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as that of the Portfolios.

The Adviser manages AllianceBernstein Exchange Reserves, a retail mutual fund that has a similar investment style as that of Prime STIF Portfolio. Set forth below is the advisory fee schedule of AllianceBernstein Exchange Reserves:

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Prime STIF Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to utilize AVPS Money Market Portfolio, which has a similar investment style as that of the Prime STIF Portfolio, as the investment option underlying their insurance contracts. The following table shows the fee schedule of AVPS Money Market Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule
Prime STIF Portfolio	Money Market Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	23

“all-in” fee for Short Maturity Dollar, which has a somewhat similar investment strategy as that of Prime STIF Portfolio:

Portfolio	Luxembourg Fund	Fee Schedule[3]
Prime STIF Portfolio	Short Maturity Dollar Class A	1.05% on 1st €100MM4 1.00% on next €100MM 0.95% on the balance

	Class I (Institutional)	0.50% on the 1st €100MM 0.45% on the next €100MM 0.40% on the balance

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as that of Prime STIF Portfolio:

Portfolio		Sub-advised Fund Fee Schedule
Prime STIF Portfolio	Client # 1[5]	0.125% on first $100 million 0.10% on next $150 million 0.05% thereafter

It is fair to note that the services the Adviser provides to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser is not directly paid an advisory fee by the Portfolios. However, the Adviser is compensated by the Adviser’s institutional clients invested in the Portfolios at the rate set forth in the investment advisory agreement for each client. While the rate paid by clients will vary, the portion of the advisory fee of such rate attributable to cash management services (the “Implied Fee”) is deemed by the Adviser to be the same for each client. The Implied Fee should not be greater than the lowest advisory fee paid by any client which invests in the Portfolios.

3	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

4	The Euro-U.S. dollar currency exchange rate quoted at 4 p.m. on October 2, 2007 by Reuters was €1 per $1.4154. At that currency exchange rate, €100 million would be equivalent to approximately $141.5 million. €200 million would be equivalent to approximately $283.8 million.

5	This sub-advised fund has a more restrictive investment style than Prime STIF Portfolio; the fund invests primarily in high-quality municipal short-term securities.

24	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of the Portfolios’ Lipper Expense Group (“EG”)6 and Lipper Expense Universe (“EU”)7 peers. Lipper describes an EG as a representative sample of comparable funds and an EU as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. Since the Portfolios do not pay an advisory fee, the Portfolios’ total expense ratios are compared to the non-management fee expense ratios, which excludes management fees, 12b-1 fees and non 12b-1 service fees, of the Portfolios’ EG and EU peers that pay an advisory fee. The result of Lipper’s comparison is set forth below:

Portfolio	Expense Ratio (%)	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Government STIF Portfolio	0.060	0.201	1/12	0.203	1/144
Prime STIF Portfolio	0.100	0.267	1/11	0.205	7/110

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser did not report historical profitability information for the Portfolios since the Portfolios commenced operations late in December 2006.

In addition to the indirect profits that the Adviser earns from the managing assets of institutional clients that utilize the Portfolios to invest short-term cash, certain of the Adviser’s affiliates have a business relationship with the Portfolios

6	Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Except for asset (size) comparability and load type, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	25

and earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship.

The Portfolios pay an annual fee of $20 per account to AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, with a minimum annual charge of $18,000 ($9,000 for each Portfolio). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolios do not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,8 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli9 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

8	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

9	The Deli study was originally published in 2002 based on 1997 data.

26	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services (described in Section II) to the Portfolios.

The information below, prepared by Lipper, shows the since inception net performance returns of the Portfolios relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”) for the period ended July 31, 2007.10 It should be noted that the Portfolios have zero advisory fees and lower transfer agency fees compared to their peers. As a result, the Portfolios’ net performance return rankings benefit from the Portfolios’ low expenses in comparison to their peers.

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Government STIF Since Inception[11]	3.06	2.99	2.99	1/11	4/54
Prime STIF Since Inception[11]	3.09	3.00	3.03	1/11	12/128

Set forth below are the since inception12 performance returns of the Portfolios (in bold) versus their benchmarks:13

Periods Ending July 31, 2007 Annualized Performance Since Inception (%)
Government STIF Portfolio	3.33
Lipper Money Market Funds Average Inception Date: December 13, 2006	2.62

Prime STIF Portfolio	3.51
Lipper Money Market Funds Average Inception Date: December 4, 2006	2.62

10	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including/ excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

11	Nearest month end after inception date.

12	The benchmark since inception performance returns are from the nearest month-end after the Portfolios’ inception date. In contrast to the benchmarks, the Portfolios’ since inception performance returns are from the Portfolios’ actual inception dates.

13	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2007.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	27

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

28	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Corporate Bond Portfolio

Diversified Yield Fund*

Emerging Market Debt Fund

Global Bond Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	29

AllianceBernstein Family of Funds

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FIS-0152-1007

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Fixed-Income Shares, Inc

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	December 27, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2007